SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 2003

                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Ohio                           1-01520               34-0244000
            ----                           -------               ----------
(State or Other Jurisdiction          (Commission File          IRS Employer
      of Incorporation)                    Number)           Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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         (Address of Principal Executive Offices)                 (Zip Code)

P.O. Box 537012, Sacramento, California                           95853-7012
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         (Mailing Address)                                        (Zip Code)

        Registrant's telephone number, including area code (916) 355-4000

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Item 5. Other Events

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on November 20, 2003.

Exhibit 99.1 is a GenCorp Inc. press release dated November 20, 2003, in which GenCorp announced that the Board of Directors approved a project to close Snappon SA, a company located in Chartres (France), one of three GDX Automotive manufacturing facilities located in France.

Item 7. Exhibits

     99.1              GenCorp Inc.'s press release dated November 20, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 GENCORP INC.

                                 By:  /s/ Mark A. Whitney
                                      ----------------------------
                                 Name:  Mark A. Whitney
                                 Title: Vice President, Law; Deputy
                                        General Counsel and Assistant Secretary

Dated: November 20, 2003


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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

     99.1            GenCorp's Inc.'s press release dated November 20, 2003.